UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 14, 2013

TECHPRECISION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3477 Corporate Parkway, Suite 140
Center Valley, PA 18034
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (484) 693-1700

Copies to:

Scott R. Jones
Pepper Hamilton LLP
3000 Two Logan Sq.
18th and Arch Streets
Philadelphia, PA 19103-2799
Phone: (215) 981-4000
Fax: (215) 981-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2013, TechPrecision Corporation (the “Company”), through its wholly owned subsidiary, Ranor, Inc. (“Ranor”) executed a Twelfth Amendment (the “Amendment”) to the Loan and Security Agreement, dated February 24, 2006, between Sovereign Bank (the “Bank”) and Ranor (as so amended, the “Loan Agreement”).

Under the Amendment, the Company’s compliance with financial covenants related to fixed charge coverage ratio and interest coverage ratio (collectively referred to herein as the “Coverage Ratio Covenants”) for the fiscal quarter ended December 31, 2012 was waived by the Bank.  The Company will now be expected to be in compliance with the Coverage Ratio Covenants starting with the fiscal quarter ending March 31, 2013.  The requirements and testing periods of the Coverage Ratio Covenants will be modified upon resumption of the Company’s need to comply with such covenants at March 31, 2013.

The Bank also agreed to extend the term of the revolving debt under the Loan Agreement to July 31, 2013.

The Company is required to continue to maintain an escrow of $840,000 under the Loan Agreement until the Company complies with all financial covenants.  Assuming the Company is in compliance with all financial debt covenants and there are no other events of default, the escrowed funds will be released to the Company. The earliest this could happen is June 30, 2013.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

In addition to the Loan Agreement, the Company, Ranor and the Bank are also parties to the Mortgage Loan and Security Agreement dated December 1, 2010 (“MLSA”) and Ranor and the Bank are parties to an International Swap and Derivatives Association, Inc. 2002 Master Agreement dated December 30, 2010 (“ISDA Master Agreement”).  Both the MLSA and the ISDA Master Agreement were entered into in connection with a tax-exempt bond financing undertaken by the Company to finance expansion of facilities at Ranor.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Twelfth Amendment to Loan Agreement dated February 14, 2013 by and between Ranor, Inc. and Sovereign Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013	By: /s/ Richard Fitzgerald Name: Richard Fitzgerald Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Twelfth Amendment to Loan Agreement dated February 14, 2013 by and between Ranor, Inc. and Sovereign Bank, N.A.